SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 /   /
                                                                         ---

         Pre-Effective Amendment No.                                    /   /


         Post-Effective Amendment No.    8
/ X /

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT                 /   /
OF 1940


         Amendment No.    9                                            / X /

                        (Check appropriate box or boxes.)

ANALYSTS INVESTMENT TRUST - FILE NOS. 33-64370 AND 811-7778
-----------------------------------------------------------

9200 MONTGOMERY ROAD, BLDG. D, SUITE 13A, CINCINNATI, OHIO    45242
-------------------------------------------------------------------
  (Address of Principal Executive Offices)                  Zip Code

Registrant's Telephone Number, including Area Code:   (513) 984-3377
                                                      --------------

DAVID LEE MANZLER, JR., 9200 MONTGOMERY ROAD, BLDG. D, SUITE 13A,
CINCINNATI, OHIO 45242
-----------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:____________________

It is proposed that this filing will become effective (check appropriate box):


/  /  immediately upon filing pursuant to paragraph (b)
/  /  on December 1, 1998 pursuant to paragraph (b)
/  /  60 days after filing pursuant to paragraph (a)(1)
/  /  on (date) pursuant to paragraph (a)(1)
/ X / 75 days after filing pursuant to paragraph (a)(2)
/  /  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ANALYSTS INVESTMENT TRUST                           PROSPECTUS DATED MAY 1, 1999

                             ANALYSTS INTERNET.FUND
                             ----------------------

THE ANALYSTS INTERNET.FUND IS A NO-LOAD MUTUAL FUND THAT INVESTS PRIMARILY IN INTERNET COMPANIES. THE INVESTMENT OBJECTIVE OF THE FUND IS TO PRODUCE LONG TERM GROWTH THROUGH CAPITAL APPRECIATION.

                               NO-LOAD MUTUAL FUND

         The Analysts internet.fund is a "no-load" investment which means there are no sales charges or commissions. In addition, shareholders pay no deferred sales charges. The minimum initial investment for this fund is $1,000 ($25 for tax sheltered retirement plans).













This Prospectus sets forth concisely the information a prospective investor should know about the Fund before investing. Please read it carefully before you invest and keep it for future reference. A Statement of Additional Information dated May 1, 1999 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone number or the address set forth above. The SEC maintains a Web Site (www.sec.gov) that contains the Statement of Additional Information and other information about the Fund.

                            ANALYSTS INVESTMENT TRUST
                              9200 MONTGOMERY ROAD
                              BUILDING D, SUITE 13A
                             CINCINNATI, OHIO 45242
                                  (513)984-3377
================================================================================
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

                                  FUND EXPENSES

         The purpose of the table below is to assist shareholders in understanding the costs and expenses that shareholders in the Fund will bear directly or indirectly. The expense information is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.

         Shareholders should be aware that the Fund is a no load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. Unlike most other mutual funds, the Fund does not pay for transfer agency, pricing, custodial, auditing or legal services, nor does it pay general administrative or other operating expenses. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load                                               NONE
Deferred Sales Load                                              NONE
Redemption Fee                                                   NONE
Exchange Fee                                                     NONE

 ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)1

Management Fees                                                 3.00%
12b-1 Fees                                                       NONE
Total Fund Operating Expenses                                   3.00%

1/ The Fund's total operating expenses are equal to the management fee paid to the Adviser because the Adviser pays all of the Fund's operating expenses (except as described above).

EXAMPLE
-------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                         1 YEAR           3 YEARS
                          $30               $94

           INVESTMENT OBJECTIVE AND STRATEGIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE. The investment objective of the Analysts internet.fund (the "Fund") is long term growth through capital appreciation.

STRATEGIES. The Fund seeks to achieve its objective by investing primarily in equity securities of Internet companies. The Internet is a global network of computers that allows users to quickly and easily share information and conduct business. Users of the Internet include commercial and professional organizations, educational institutions, government agencies, and consumers to communicate electronically, access and share information, and conduct business. The "Internet industry" includes companies from various sectors, including Internet access providers, companies that develop software tools to access the Internet and facilitate secure Internet transactions, and companies that manufacture personal computers and other hardware used in conjunction with the Internet. The Internet industry also includes companies engaged in electronic commerce, publishing companies that provide information about the Internet, and companies that supply information, such as games, music and video, on the Internet. The types of companies that comprise the Internet industry will change as technology and applications change..

         In selecting investments for the Fund, the Fund's adviser, Equity Analysts Inc. (the "Adviser") will focus on young, innovative, emerging companies that are part of the Internet industry. The Fund may also invest in established companies that have successfully implemented Internet strategies, companies which have captured a leadership position in an established sector of the Internet industry, and companies engaged in older technologies when the Adviser believes that these companies may successfully integrate existing technology with new emerging technologies. All securities of companies in the Internet industry are subject to the risk factors described below. The Fund will invest primarily in U.S. equity securities but may invest in other types of securities and use various investment techniques. For temporary defensive or temporary liquidity purposes, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load registered investment companies or repurchase agreements. See "Investment Policies and Techniques" for a more detailed discussion of the Fund's investment practices.

RISK CONSIDERATIONS. Your investment in the Fund is subject to special risks because the Fund concentrates its investments in the Internet industry. The Internet industry is subject to a rate of technological change that is generally higher than other industries, often requiring extensive and sustained investment in research and development, and exposing companies in the industry to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have a material effect on the products and services of this industry. In addition, competitive pressures and changing demand may have a significant effect on the financial condition of companies in the industry. Because of its narrow industry focus, the Fund's performance is closely tied to any factors which may affect the Internet industry and, as a result, is more likely to fluctuate than that of a fund which is invested in a broader range of industries. The Fund is not a complete investment program.

         Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor. As a result, the return and net asset value of a fund with equity securities in its portfolio will fluctuate. Although securities of large and well-established companies may be held in the Fund's portfolio, the Fund will primarily invest in smaller and/or newly-public companies that expose the Fund to additional risks. Companies with small market capitalization may experience higher growth rates and higher failure rates than do larger capitalization companies. Small capitalization companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. The Fund's investment in relatively newly-public companies may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. As a result of these factors, securities in which the Fund will invest are likely to be more volatile than other securities.

         As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, you should be aware that the Fund has no operating history and that the Adviser has not previously managed portfolios investing primarily in Internet companies. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained.

                            HOW TO INVEST IN THE FUND

         Subject to a minimum initial investment of $1,000 for the Fund ($25 for tax sheltered retirement plans) and minimum subsequent investments of $25, you may invest any amount you choose, as often as you want, in the Fund.

INITIAL PURCHASE

         BY MAIL - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, together with a check (subject to the above minimum amounts) made payable to Analysts Investment Trust, 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242.

         BY WIRE - You may purchase shares of the Fund by wiring Federal Funds from your bank, which may charge you a fee. If money is to be wired for an initial purchase (new account), you must call the Fund at (513) 984-3377, and provide the following information: the name or names in which your account is to be registered; your address; your social security or tax identification number; the amount being wired; the name of the Fund you wish to invest in; the name of the wiring bank; and the name and telephone number of the person at your bank to be contacted in connection with the order. Your bank must then wire the specified account according to the following instructions:

                        Star Bank, N.A., Cincinnati/Trust
                                ABA #0420-0001-3
                                 DDA #48036-9362
                   Account #_________- Analysts internet.fund

         YOU MUST MAIL A COMPLETED APPLICATION TO THE TRUST AFTER OPENING AN ACCOUNT BY WIRE TRANSFER. IF A COMPLETED APPLICATION IS NOT RECEIVED OR YOUR SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER IS NOT CERTIFIED WITH A FORM W-9 WITHIN 60 DAYS, YOUR ACCOUNT WILL BE SUBJECT TO BACK-UP WITHHOLDING.

         Wire orders will be accepted only on a day on which the Fund and Star Bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or Star Bank. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

ADDITIONAL INVESTMENTS

         You may purchase additional shares of the Fund at any time by mail or by bank wire (minimum of $25). Each additional purchase request must contain your name, the name of your account(s), your account number(s), and the Fund in which you wish to invest. Checks should be made payable to Analysts Investment Trust and should be sent to the Trust's address. A bank wire should be sent as outlined above.

TAX SHELTERED RETIREMENT PLANS

         Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRA's); simplified employee pensions (SEP's); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); 403(b) tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund for the procedure to open an IRA or SEP plan, 401(k) plan, qualified pension or profit sharing plan, 403(b) tax deferred investment plan or non-qualified plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA or 403(b) plan will be paid by the Adviser directly to the IRA or 403(b) plan custodian.

OTHER PURCHASE INFORMATION

         You may exchange securities that you own for shares of either of the Fund, provided the securities meet the Fund's investment criteria and the Adviser deems them to be a desirable investment for the Fund. Any exchange will be a taxable event and you may incur certain transaction costs relating to the exchange. Contact the Funds for additional information.

         If an order, together with payment in proper form, is received before the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern
Time), Fund shares will be purchased at the net asset value determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the New York Stock Exchange on the next business day. You become a shareholder after declaration of any dividend on the day on which the order is effective. Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

EXCHANGE PRIVILEGE

         As a shareholder in the Fund, you may exchange shares for shares of any other Fund in the Analysts Mutual Fund Group (which includes all open-end mutual funds for which the Adviser serves as investment adviser or manager), or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT"), a separately managed, unaffiliated money market fund. Exchanges may be made only if the Fund or CAT Portfolio into which you wish to exchange your shares is registered in your state of residence. The exchange privilege with the other Analysts Mutual Funds and CAT Portfolios does not constitute an offering or recommendation of the shares of any such Portfolio by the Trust or the Adviser. The CAT Portfolios' administrator compensates the Adviser for administrative and distribution services it performs with respect to those Portfolios.

         It is your responsibility to obtain and read a prospectus of the Fund or CAT Portfolio into which you are exchanging. By giving exchange instructions, a shareholder will be deemed to have acknowledged receipt of the prospectus for the Fund or Portfolio being purchased. You may make an exchange by telephone or by written request.

         You can make an exchange by calling the Fund at the number listed in this prospectus. An exchange may also be made by written request signed by all registered owners of the account mailed to the Funds. Requests for exchanges received prior to close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) will be processed at the next determined net asset value as of the close of business on the same day.

         An exchange is made by redeeming shares of the Fund (or CAT Portfolio) and using the proceeds to buy shares of another Fund (or CAT Portfolio), with the price for the redemption and the purchase being the next determined net asset value after the receipt of the order. See "Redemption of Shares". There is no charge for this service, but the Fund reserve the right to charge a fee in the future. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares redeemed.

         Before making an exchange, you should consider the investment objective of the Fund (or CAT Portfolio) to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund (or CAT Portfolio) in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownerships must be identical. The Fund reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to shareholders.

                              REDEMPTION OF SHARES

         You may redeem any part of your account in the Fund by mail or telephone. The Fund will redeem your shares without charge at the next share price (net asset value) calculated after receipt of your properly completed request for withdrawal.

         BY MAIL - You may redeem your shares at no charge by mail. All redemptions will be made at the net asset value determined after the redemption request has been received by the Fund in proper order. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Your request should be addressed to Analysts Mutual Funds, 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242.

         "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For redemptions in excess of $25,000, the Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund, a shareholder which is a corporation, trust, estate, partnership, individual retirement account or other entity, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         If you are not certain of the requirements for redemption please call the Fund at the number listed in this Prospectus.

         BY TELEPHONE - You may request a redemption of your shares in the Fund on any business day the New York Stock Exchange is open by calling the Fund before 4:00 p.m. Eastern Time. It is not necessary for you to first make a written election to initiate a telephone redemption. Redemption proceeds will be mailed or wired at the shareholders direction to the predesignated account. The minimum amount that may be wired is $1,000 (wire charges of $11.00 will be deducted from redemption proceeds). The Trust and Star Bank, the Fund' Custodian, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller.

         By using the telephone redemption and exchange privileges, a shareholder authorizes the Fund and the Custodian to act upon the instruction of any person by telephone to redeem from the account and transfer the proceeds to the bank account designated or effect an exchange into another Fund. The Fund and the Custodian are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Fund may change, modify or terminate the telephone redemption or exchange privilege at any time.

         BY SYSTEMATIC WITHDRAWAL PLAN - As another convenience, the Fund offer a Systematic Withdrawal Program whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This Program may be terminated or modified by a shareholder or the Fund at any time without charge or penalty and will become effective five business days following receipt of your instructions. Shares will be sold within 5 to 10 days preceding the end of a month. A withdrawal under the Systematic Withdrawal Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

         ADDITIONAL INFORMATION - Redemptions specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may redeem shares on the first business day following settlement of such purchase. However, if you invest by a personal, corporate, cashier's or government check, or through any of our telephone services, the redemption proceeds will not be paid until the first business day after the 10th calendar day following receipt of payment by the Fund. Exchanges into any of the other Fund or CAT Portfolios are, however, permitted without the ten day waiting period.

         We will mail or wire you the proceeds on or before the fifth business day following the redemption. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payment dates. If you are unable to accomplish your transaction by telephone (for example, during times of unusual market activity), consider sending your order by express mail or facsimile at (513) 984-2411.

         Because the Fund incur certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his shares in the Fund on 30 days written notice if the value of his shares in the Fund is less than $1,000 due to redemption ($25 for IRA's), or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust.

                             SHARE PRICE CALCULATION

         The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of The Fund will fluctuate.

         Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price, except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

         Fixed income securities (including mortgage-related securities and asset-backed and receivable-backed securities) may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

         For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing. In computing the net asset value of the Fund, the values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. Trading of these securities may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which the Fund's share price is not calculated. Therefore, the value of the portfolio of the Fund holding foreign securities may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

         The calculation of the share price of the Fund holding foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of the Fund's share price will not be reflected in the calculation unless the Adviser determines, subject to review by the Board of Trustees, that the particular event would materially affect net asset value, in which case an adjustment will be made.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis. The Fund intends to distribute its net long term capital gains at least once a year and its net short term capital gains at least once a year.

         Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Fund. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's, 403(b) plans and other tax sheltered retirement plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

                                      TAXES

         The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.

         For federal income tax purposes, the Fund is treated as a separate entity for the purpose of computing taxable net income and net realized capital gains and losses. Dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

         The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes.

         Income received by the Fund from foreign securities may be subject to foreign tax withholding. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be entitled to claim tax credits or deductions, subject to provisions and limitations of the Internal Revenue Code, for foreign income taxes paid by the Fund. The Fund will notify its shareholders if such credit or deduction is available.

         Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes, applicable foreign tax credits and deductions, the tax effect of distributions and withdrawals from the Fund and the use of the Exchange Privilege.

         Unless a shareholder of the Fund furnishes his certified taxpayer identification number (social security number for individuals) and certifies that he is not subject to backup withholding, the Fund will be required to withhold and remit to the U.S. Treasury 20% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund will make a corresponding charge against the account.

                              TRUSTEES AND OFFICERS

         The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

NAME                                       POSITION
----                                       --------
*David Lee Manzler, Jr.                    President, Treasurer and Trustee
*David L. Manzler, Sr.                     Vice President, Secretary and Trustee
Walter E. Bowles, III                      Trustee
Robert W. Buechner                         Trustee
David J. Orth                              Trustee
Anthony J. Schement                        Trustee

         The principal occupations of the executive officers and Trustees of the Trust during the past several years are set forth below:

         DAVID L. MANZLER, SR., 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio is Vice President and a Director of Equity Analysts Inc. He is also President of Equity Analysts Agency Inc., an insurance and pension plan administrator, and a Director of Cincinnati Steel Products Co., a steel fabrication company. Mr. Manzler is the father of David Lee Manzler, Jr.

         DAVID LEE MANZLER, JR., 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio is President and a Director of Equity Analysts Inc. He is also the President of Manzler Aviation, Inc. Prior to June, 1990, he was a captain in the U.S. Marine Corps. Mr. Manzler is the son of David L. Manzler, Sr.

         WALTER E. BOWLES, III, 6645 Miami Trails Drive, Loveland, Ohio has been President of Webco Environmental Management, Inc., an environmental consulting firm, since September, 1993. Prior to April, 1994, Mr. Bowles was a Business Environmental Engineer for James River Corp., a manufacturer of paper and paper products.

         ROBERT W. BUECHNER, 105 East Fourth Street, Suite 1405, Cincinnati, Ohio is President of the law firm Buechner, Haffer, O'Connell, Meyers & Healey Co., L.P.A.

         DAVID J. ORTH, P.O. Box 6706, Florence, Kentucky is an account executive for Nextel Communications, Inc., a wireless communications company. From March 1996 to August 1997, he was a Property Manager for Public Storage Properties, a warehouse rental company. From August 1990 to March 1996 he was a pharmaceutical sales representative for Bristol-Myers Squibb, Inc.

         ANTHONY J. SCHEMENT, 8032 Deershadow Lane, Cincinnati, Ohio is a Director of BMF Federal Savings Bank. Mr. Schement was President of BMF Federal Savings Bank from July, 1989 until October, 1992.

                              OPERATION OF THE FUND

         The Fund is a diversified series of Analysts Investment Trust, an open-end management investment company organized as an Ohio business trust on May 28, 1993. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. It retains Equity Analysts Inc., 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242 (the "Adviser") to manage the Trust's investments and its business affairs. The Adviser is a Cincinnati-based company of which David L. Manzler, Sr. and David Lee Manzler, Jr. are the controlling shareholders. The Adviser has managed the Analysts Stock Fund and the Analysts Fixed Income Fund since their inception, August 23, 1993. The Adviser is an investment advisory firm which has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1984. David Lee Manzler, Jr., Vice President of Equity Analysts Inc., is primarily responsible for the day-to-day management of the portfolio of the Fund. He is also primarily responsible for the day-to-day management of the portfolio of the Analysts Stock Fund and the Analysts Fixed Income Fund and has been since the inception of those Funds. Mr. Manzler has been the Vice President and a Director of the Adviser since May, 1990. Equity Analysts Inc. is also the exclusive agent for the distribution of shares of the Fund. The Trust acts as its own transfer agent and dividend paying agent.

         The Fund is obligated to pay the Adviser a fee equal to an annual average rate of 3% of its average daily net assets up to and including $20 million, 2.75% of such assets from $20 million to and including $40 million, 2.5% of such assets from $40 million to and including $100 million and 1.75% of such assets in excess of $100 million. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

                       INVESTMENT POLICIES AND TECHNIQUES

         This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ.

EQUITY SECURITIES

Equity securities consist of common stock and common stock equivalents (such as convertible preferred stock, convertible debentures, rights and warrants). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

         The Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments. The Fund will not invest more than 20% of its net assets at the time of purchase in American Depository Receipts


OPTION TRANSACTIONS

         The Fund may engage in option transactions involving equity securities, debt securities, foreign currencies, futures contracts and stock indexes. To cover the potential obligations involved in option transactions, the Fund will own the underlying equity security, debt security, futures contract or foreign currency or the Fund will segregate with the Custodian (a) liquid assets sufficient to purchase the underlying equity security, debt security, futures contract or foreign currency or (b) liquid assets equal to the market value of the stock index. The Fund will only engage in options on futures contracts for hedging purposes (see "Hedging Program" below). Option transactions involve the following principal risks: (a) the loss of a greater percentage of the Fund's investment than a direct investment in the underlying instrument, (b) the loss of opportunity to profit from price movements in the underlying instrument, and
(c) the inability to effect a closing transaction on a particular option. There is no restriction on the percentage of the Fund's total assets which may be committed to transactions in options (except options on futures contracts as discussed below). A more complete description of the characteristics, risks and possible benefits of option transactions is included in the Statement of Additional Information.

HEDGING PROGRAM

         The Fund may hedge all or a portion of its portfolio investments through the use of options, futures contracts and options on futures contracts. The objective of the hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract or currency. There are transactional costs connected with a hedging program.

         The principal risks associated with hedging transactions are: (a) possible imperfect correlation between the prices of the options and futures contracts and the market value of the Fund's portfolio securities, (b) possible lack of a liquid secondary market for closing out an option or futures contract transaction, (c) the need for additional skills and techniques beyond normal portfolio management, and (d) losses resulting from market movements not anticipated by the Adviser.

         The Fund may not purchase or sell futures contracts or purchase related options if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, the Fund may not enter into transactions involving futures contracts and related options if such transactions would result in more than 5% of the fair market value of the Fund's assets being deposited as initial margin for such transactions. The Fund's ability to engage in the hedging transactions and strategies described above may be limited by the tax requirement that the Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

         A more complete description of the characteristics, risks and possible benefits of hedging transactions is included in the Statement of Additional Information.

REPURCHASE AGREEMENTS

         A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Star Bank, N.A. (the Trust's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

OTHER TECHNIQUES

The Fund may engage in short sales in an amount not exceeding 5% of the Fund's net assets. The Fund may make loans of portfolio securities provided the aggregate amounts of such loans do not exceed 5% of the Fund's net assets. The Fund may borrow money only for liquidity purposes in an amount not exceeding 5% of the Fund's total assets at the time the borrowing is made. Assets of the Fund may be pledged in connection with borrowings. See "Additional Information About Fund Investments" and "Investment Limitations" in the Statement of Additional Information.

GENERAL

         The Fund is permitted to invest in other investment companies. Other investment companies offer diversification that may not be attainable otherwise. The Fund will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees. The Fund may not invest more than 15% of its net assets in illiquid securities. See "Additional Information About Fund Investments" and "Investment Limitations" in the Statement of Additional Information.

                               GENERAL INFORMATION

         FUNDAMENTAL POLICIES. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. All investment policies are non-fundamental unless indicated as fundamental in this Prospectus or in the Statement of Additional Information.

SHAREHOLDER RIGHTS. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. . Prior to the public offering of the Fund,_________________ purchased for investment all of the outstanding shares of the Fund and may be deemed to control the Fund.

YEAR 2000 ISSUE. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser or service providers to the Fund do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.


                             INVESTMENT PERFORMANCE

         The Fund may periodically advertise "average annual total return." The "total return" of the Fund refers to the dividends and distributions generated by an investment in the Fund plus the change in the value of the investment from the beginning of the period to the end of the period. The "average annual total return" of the Fund refers to the rate of total return for each year of the period which would be equivalent to the cumulative total return for the period. All dividends and distributions earned on the investment are assumed to be reinvested.

         The Fund may also periodically advertise its total return and cumulative total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" and "cumulative total return" for the Fund are calculated as indicated above for "total return."

         The Fund may include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services or Morningstar). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average. The Trust's annual report contains additional performance information that will be made available upon request and without charge.

         THE ADVERTISED PERFORMANCE DATA OF THE FUND IS BASED ON HISTORICAL PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. YIELDS AND RATES OF TOTAL RETURN QUOTED BY THE FUND MAY BE HIGHER OR LOWER THAN PAST QUOTATIONS, AND THERE CAN BE NO ASSURANCE THAT ANY YIELD RATE OF TOTAL RETURN WILL BE MAINTAINED. THE PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT A SHAREHOLDER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE SHAREHOLDER'S ORIGINAL INVESTMENT.

INVESTMENT ADVISER                          LEGAL COUNSEL
Equity Analysts Inc.                        Brown Cummins & Brown Co., L.P.A.
9200 Montgomery Road                        3500 Carew Tower
Building D, Suite 13A                       441 Vine Street
Cincinnati, Ohio 45242                      Cincinnati, Ohio 45202

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

AUDITORS
Berge & Company LTD
20 West Ninth Street
Cincinnati, Ohio 45202

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by either Fund. This Prospectus does not constitute an offer by either Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

TABLE OF CONTENTS                                                      PAGE
--------------------------------------------------------------------------------

FUND EXPENSES

INVESTMENT OBJECTIVE AND STRATEGIES AND RISK CONSIDERATIONS

HOW TO INVEST IN THE FUND

EXCHANGE PRIVILEGE

REDEMPTION OF SHARES

SHARE PRICE CALCULATION

DIVIDENDS AND DISTRIBUTIONS

TAXES

TRUSTEES AND OFFICERS

OPERATION OF THE FUND

INVESTMENT POLICIES AND TECHNIQUES

GENERAL INFORMATION

INVESTMENT PERFORMANCE

                            ANALYSTS INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MAY __, 1999



                             *ANALYSTS INTERNET.FUND







         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Analysts internet.fund dated May __, 1999. A copy of the Prospectus can be obtained by writing the Trust at 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242, or by calling the Trust at (513) 792-5400.

                       STATEMENT OF ADDITIONAL INFORMATION
                           ANALYSTS INVESTEMENT TRUST
                             ANALYSTS INTERNET.FUND
                              9200 MONTGOMERY ROAD
                              BUILDING D, SUITE 13A
                             CINCINNATI, OHIO 45242


                                TABLE OF CONTENTS
                                                                  PAGE

DESCRIPTION OF THE TRUST                                          2

TRUSTEE COMPENSATION                                              4

ADDITIONAL INFORMATION ABOUT FUND INVESTEMENTS                    4

INVESTMENT LIMITATIONS                                            10

STATE RESTRICTIONS                                                12

THE INVESTMENT ADVISER                                            12

PORTFOLIO TRANSACTIONS AND BROKERAGE                              13

DETERMINATION OF SHARE PRICE                                      14

INVESTMENT PERFORMANCE                                            15

CUSTODIAN AND TRANSFER AGENT                                      17

ACCOUNTANTS                                                       17

                            DESCRIPTION OF THE TRUST

         The Analysts Investment Trust ("the Trust"), is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated May 28, 1993 (the "Trust Agreement"). Analysts internet.fund ("the Fund") is a diversified series of the Trust established on ___________, 1999. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of the Fund without par value.
         Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to that series which each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to the Fund are borne by the Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or the Fund. For example, if the Trustees determine that failure to redeem might have materially adverse tax consequences to all or any of the shareholders due to changes in tax laws, the Trustees may exercise their discretion to redeem shares. For other information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund," "Redemption of Shares" and "Exchange Privilege" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Prospectus.

          TRUSTEE COMPENSATION

The compensation paid to the Trustees of the Trust for the year ended July 31,1998 is set forth in the following table:


                                                       TOTAL COMPENSATION FROM
                          AGGREGATE COMPENSATION            TRUST (THE TRUST
                              FROM TRUST (1)        IS NOT IN A FUND COMPLEX)(1)
NAME
--------------------------------------------------------------------------------

David Lee Manzler, Jr.         $0                             $0
David L. Manzler, Sr.          $0                             $0
Walter E. Bowles, III          $400                           $400
Robert W. Buechner             $400                           $400
David J. Orth                  $400                           $400
Anthony J. Schement            $400                           $400


(1) Trustee fees are Trust expenses. However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

         This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques").

         A. ILLIQUID SECURITIES. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, stripped CMOs, CMOs for which there is no established market, restricted securities, and mortgage-related securities which cannot be disposed of within seven days in the usual course of business without taking a reduced price. The Adviser and the Trustees will continually monitor the secondary markets for mortgage-related securities and are responsible for making the determination of which securities are considered to be illiquid. The Fund will not invest more then 5% of its net assets in illiquid securities.

         B. RESTRICTED SECURITIES. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell.

         C. OPTION TRANSACTIONS. The Fund may engage in option transactions involving equity securities, futures contracts, and stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument or currency at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on equity securities futures contracts, and stock indexes. The purchaser of the option pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security, in the case of a call option and that the Fund will segregate with the Trust's Custodian liquid assets sufficient to purchase the underlying security, in the case of a put option. The Fund will also segregate and maintain with the Custodian liquid assets equal to the market value of each put option sold (written) by the Fund on a stock index. In addition, when the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the Custodian.

         The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security or instrument to a greater extent than if transactions were effected in the security or instrument directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security or instrument decline. When the Fund writes a secured put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written or that a liquid secondary market will exist for any particular option at a specific time. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

         D. HEDGING TRANSACTIONS. The Fund may hedge all or a potion of its portfolio investments through the use of options, futures contracts and options on futures contracts. The objective of the hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security by acquiring the right or option to purchase or to sell a fixed amount of the security for a future date.

         There is no assurance that the objective of the hedging program will be achieved, since the success of the program will depend on the Adviser's ability to predict the future direction of the relevant stock index, futures contract or interest rates and incorrect predictions by the Adviser may have adverse effect on the Funds. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks.

         The hedging strategy involves the use of one or more techniques, including buying and selling options (described above), futures contracts and options on such futures contracts. A futures contract is a binding contractual commitment which involves either (a) the delivery and payment for a specified amount of securities at a price agreed upon at the time the contract is entered into but with actual delivery made during a specified period in the future, or
(b) the payment or receipt of payments representing, respectively, the loss or gain of a specified group of stocks or market index. The securities underlying the contract may be a group of stocks such as a popular market index (a stock index futures contract). As new futures contracts are developed and offered to investors, the Advisor will, consistent with the Fund's investment objectives and policies, consider making investments in such new futures contracts.

         Futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. The Fund will be subject to any limitations imposed by the exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although most futures contracts call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that the Fund will be able to close out a particular futures contract.

         A hedging strategy involving options and futures contracts entails some risks. For example, the total premium paid for an option on a futures contract may be lost if a Fund does not exercise the option or the writer does not perform his obligations. It is also possible that the futures contracts selected by a Fund will not follow the price movement of the underlying securities or stock index. If this occurs, the hedging strategy may not be successful. Further, if a Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the market index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular option or futures contract at any specific time.

         The Fund will incur transactional costs in connection with the hedging program. When a Fund purchases or sells a futures contract, an amount of cash and liquid assets will be deposited in a segregated account with the Trust's Custodian to guarantee performance of the futures contract. The amount of such deposits will depend upon the requirements of each exchange and broker and will vary with each futures contract. Because open futures contract positions are marked to market and gains and losses are settled on a daily basis, a Fund may be required to deposit additional funds in such a segregated account if it had incurred a net loss on its open futures positions on any day.

         The Trust has filed a supplemental notice of eligibility with the Commodity Futures Trading Commission ("CFTC") to claim relief from regulation as a commodity "pool" within the meaning of the CFTC's regulations. In its filing, the Trust has represented that each Fund's transactions in futures and options on futures contracts will constitute bona fide hedging transactions within the meaning of such regulations and that each Fund will enter into commitments which require as deposits for initial margin for futures contracts or premiums for options no futures contracts no more than 5% of the fair market value of its assets.

         E. LOANS OF PORTFOLIO SECURITIES. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's total assets.

         F. SHORT SALES. The Fund may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

         In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is limited.

INVESTMENT LIMITATIONS

         FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e. they may not be changes without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or applicable series) present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when borrowing is made. The limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff.

         3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

         5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. CONCENTRATION. This Fund will not invest 25% or more of its assets in a particular industry, except that the Fund will invest more than 25% of its assets in the Internet industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such a merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

         NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

         i. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         ii. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         iii. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and the Statement of Additional Information.

         iv. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

         The Trust's investment adviser is Equity Analyst Inc., 9200 Montgomery Road, Building D, Suite 13A, Cincinnati, Ohio 45242. David Lee Manzler, Jr. and David L. Manzler, Sr. may be deemed to be controlling persons and affiliates of the Adviser due to their ownership of its shares and their positions, respectively, as officers and directors of the Adviser. The Manzlers, because of their affiliation, may receive benefits from the management fees paid to the Adviser.

         Under the terms of the management (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. As compensation for the Adviser's management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser's fee computed and accrued daily and paid monthly at an annual rate of 3.00% of the average daily net assets of the Fund up to and including $20,000,000, 2.75% of such assets from $20,000,000 to and including $40,000,000,
2.5% of such assets from $40,000,000 to and including $100,000,000 and 2.25% of such assets in excess of $100,000,000.

         The Adviser retains the right to use the name "Analysts" in connection with another investment company or business enterprise with which the Adviser is or may become associated, the Trust's right to use the name "Analysts" automatically ceases thirty days after termination of the Agreement and may be withdrawn by the Adviser on thirty days notice.

         Equity Analysts Inc. is also the exclusive underwriter for the distribution of shares of the Fund. Equity Analysts Inc. is obligated to sell shares of each Fund on a best efforts basis for no compensation. Shares of each Fund are offered to the public on a continuous basis.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the Adviser seeks to the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commissions rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analysis, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts and all such services may not be used by the Advisor in connection with the Trust. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it possible to place a dollar value on the research and other information received. It is opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Agreement.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

         To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made random client selection.

DETERMINATION OF SHARE PRICE

         The prices (net asset values) of the shares of the Fund is determined as of the close of trading of the New York Stock Exchange (4:00P.M., Eastern time) on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of a return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P(1+T)n=ERV

Where:            P = a hypothetical $1,000 initial investment
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         [A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd+1)6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principals and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.]

         The Fund's investment performance will vary depending upon the market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time period used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general. Analysts internet.fund will use the Nasdaq 100 Stock Index or the _____________________ Index. The investment performance figures for the Fund and the indices will include reinvestment of dividends and capital gains distributions.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used.

CUSTODIAN AND TRANSFER AGENT

         Star Bank, N.A., 432 Walnut Street, Cincinnati, Ohio is Custodian of the Funds' investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties. The Trust acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend distribution disbursing agent and performs other accounting and shareholder service functions.

ACCOUNTANTS

         The firm of Berge and Company LTD, 20 West Ninth Street, Cincinnati, Ohio 45202, has been selected as independent public accountants for the Trust for the fiscal year ending July 31, 1999.

FINANCIAL STATEMENTS

         The first set of financial statements and independent auditor's report for the Fund will be completed for the fiscal year ending 7/31/99. There are no financial statements include with this summary of additional information.

                            ANALYSTS INVESTMENT TRUST


PART C.  OTHER INFORMATION
         -----------------

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

                  (a)      Financial Statements


                           Included in Part A:  None.
                           Included in Part B:  None.


                  (b)      Exhibits

                           (1) Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

                           (2) Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

                           (3)   Voting Trust Agreements - None.

                           (4) Instruments Defining the Rights of Holders of Securities - None.


                           (5)   (a) Copy of Registrant's Management
                                 Agreement with its Adviser, Equity Analysts
                                 Inc., for the Analysys Stock Fund and the Analysts Fixed Income Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

                                 (b) Copy of the proposed Management
                                 Agreement for the Analysts internet.fund is filed herewith.


                           (6)   Copy of Registrant's  Underwriting
                                 Agreement with Equity Analysts Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

                           (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

                           (8) Copy of Registrant's Custody Agreement with the Custodian, Star Bank, N.A., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

                           (9)   Other Material Contracts - None.

                           (10) Opinion and Consent of Brown, Cummins & Brown Co., L.P.A., which was filed with Registrant's Form 24F-2 for the fiscal year ended July 31, 1997, is hereby incorporated by reference.

                           (11) Consent of Berge and Company LTD. is filed herewith.

                           (12)  Financial Statements Omitted from Item 23 -
                                 None.

                           (13) Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

                           (14) Model Plan used in Establishment of any Retirement Plan - None.

                           (15)  12b-1 Distribution Expense Plan - None.

                           (16) Schedule for Computation of Each Performance Quotation, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 6, is hereby incorporated by reference.

                           (17)  Financial Data Schedule - None.

                           (18)  Rule 18f-3 Plan - None.

                           (19)  (i) Power of Attorney for Registrant
                                 and Certificate with respect
                                 thereto, which were filed as an
                                 Exhibit to Registrant's
                                 Post-Effective Amendment No. 6, are
                                 hereby incorporated by reference.


                                 (ii) Powers of Attorney for Trustees and officers of Registrant, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 7, are hereby incorporated by reference.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT
--------------------------------------------------------------------------

                  None


ITEM 26. NUMBER OF HOLDERS OF SECURITIES (AS OF FEBRUARY 11, 1999)
------------------------------------------------------------------

                  TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
                  --------------                     ------------------------
                  Analysts Fixed Income Fund                    11___
                  Analysts Stock Fund                           17___
                  Analysts internet.fund                         0


ITEM 27. INDEMNIFICATION
------------------------

                  (a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

                                 SECTION 6.4 INDEMNIFICATION OF TRUSTEES,
                                 ----------- ----------------------------
                                 OFFICERS, ETC. Subject to and except as
                                 --------------
                                 otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                                         SECTION 6.5 ADVANCES OF EXPENSES.
                                         ---------------------------------
                                 The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                                         SECTION 6.6 INDEMNIFICATION NOT
                                         -------------------------------
                                 EXCLUSIVE, ETC. The right of indemnification
                                 ---------------
                                 provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                           The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                  (b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and its Adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of Analysts Investment Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
-------------------------------------------------------------

         A. Equity Analysts Inc. (the "Adviser") is a registered investment adviser and broker-dealer. Prior to January 1, 1993, it also provided pension administration.

         B. The following list sets forth the business and other connections of the Directors and officers of Equity Analysts Inc. during the past two years.

            (1)     David L. Manzler, Sr.

                    (a)     Vice President and a Director of
                            Equity Analysts Inc., 9200
                            Montgomery Road, Bldg. D, Suite 13A,
                            Cincinnati, Ohio 45242.

                    (b)     Vice President, Secretary and a
                            Trustee of The Analysts Trust, 9200
                            Montgomery Road, Bldg. D, Suite 13A,
                            Cincinnati, Ohio 45242.

                    (c)     President of Equity Analysts Agency
                            Inc., 9200 Montgomery Road, Bldg. D,
                            Suite 13A, Cincinnati, Ohio 45242.

                    (d) Director of Cincinnati Steel Products Co., 4540 Steel Place, Cincinnati, Ohio 45209.

            (2)      David Lee Manzler, Jr.

                   (a)     President, Secretary and Director of
                           Equity Analysts Inc., 9200
                           Montgomery Road, Bldg. D, Suite 13A,
                           Cincinnati, Ohio 45242.

                   (b)     President, Treasurer and a Trustee
                           of The Analysts Trust, 9200
                           Montgomery Road, Bldg. D, Suite 13A,
                           Cincinnati, Ohio 45242.

                   (c)     President,   Manzler   Aviation,   Inc.   7760
                           Concord   Hills  Lane, Cincinnati, Ohio  45243

            (3) Bernard J. McEvoy - A Director, part-time employee and registered representative of Equity Analysts Inc., 9200 Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio 45242.

ITEM 29. PRINCIPAL UNDERWRITERS
-------------------------------

                  (a) Equity Analysts Inc. acts as underwriter only for Analysts Investment Trust.

                  (b)      POSITION WITH              POSITION WITH
      NAME                 UNDERWRITER                  REGISTRANT
      ----                 -----------                  ----------

David L. Manzler, Sr.      Vice President             Vice President,
                           and Director               Secretary and Trustee

David Lee Manzler, Jr.     President,                 President, Treasurer
                           Secretary and Director and Trustee

Bernard J. McEvoy          Director                   None

            The address of all of the above-named persons is 9200
            Montgomery Road, Bldg. D, Suite 13A, Cincinnati, Ohio 45242.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
-----------------------------------------

         Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 9200 Montgomery Road, Bldg. D, Suite 13A,
         Cincinnati, Ohio 45242 or by Star Bank, N.A., the Registrant's Custodian at 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 31. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
----------------------------------------------------------

                  None.

ITEM 32. UNDERTAKINGS
---------------------

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the h 12th day of February, 1999


                                                    ANALYSTS INVESTMENT TRUST



                                                 BY:/S/ DONALD S. MENDELSOHN
                                                    ________________________
                                                    Donald S. Mendelsohn,
                                                    Attorney-in-Fact


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


David L. Manzler, Sr.*     Vice President,           *By: /S/___________________
                           Secretary and                 Donald S. Mendelsohn
                           Trustee                       Attorney-in-Fact


David Lee Manzler, Jr.*    President,                         February 12, 1999
                           Treasurer and
                           Trustee


Walter E. Bowles, III*     Trustee

Robert W. Buechner*        Trustee

Anthony J. Schement*       Trustee



--------------------------
David J. Orth              Trustee

                                  EXHIBIT INDEX


1   Proposed Management Agreement......................................EX-99.B5

2.  Consent of Berge and Company LTD...................................EX-99.B11